SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
July 17, 2003

KENTUCKY ELECTRIC STEEL, INC.
 (Exact Name of Registrant as Specified in its Charter)

Delaware	0-22416	61-1244541
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 3500
Ashland, Kentucky 41105-3500

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (606) 929-1222

Item 5.  Other Events

        Kentucky Electric Steel, Inc. (the “Company”) is filing this Current Report on form 8-K for the purpose of filing with the Securities and Exchange Commission the Company’s monthly operating report to the U.S. Bankruptcy Court for the Eastern District of Kentucky for the period from June 1, 2003 through June 28, 2003, which was filed with the Bankruptcy Court on July 17, 2003.

Item 7.  Financial Statements and Exhibits

        (c)        The following exhibit is filed as part of this report on Form 8-K.

Exhibit Number	Description
99.1	Monthly Operating Report to the U.S. Bankruptcy Court for the Eastern District of Kentucky for period June 1, 2003 through June 28, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENTUCKY ELECTRIC STEEL, INC.
Date: July __, 2003	By:	/s/ William J. Jessie
		Name:	William J. Jessie
		Title:	President and Chief Operating Officer